Exhibit 99.1

Source: Exascale Labs Inc.

May 19, 2026 08:30 ET

Exascale Labs and Compal Electronics to Showcase Integrated AI Infrastructure Solution at COMPUTEX Taipei 2026

Partnership delivers a fully integrated AI data center stack from compute to power, on display at COMPUTEX Taipei 2026

SAN FRANCISCO and TAIPEI, Taiwan, May 19, 2026 (GLOBE NEWSWIRE) — Exascale Labs Inc., a leading provider of next-generation AI compute infrastructure, is partnering with Compal Electronics, Inc. (Compal; TWSE: 2324), a global IT solutions leader, for a joint exhibition at COMPUTEX Taipei 2026. COMPUTEX 2026 (theme: “AI Together”) will be held June 2–5, 2026 in Taipei, spanning Nangang Exhibition Center (Halls 1 & 2), the Taipei World Trade Center (TWTC), and the Taipei International Convention Center (TICC). At this premier AI and computing showcase, the two companies will showcase an integrated AI infrastructure solution at Compal’s booth that combines each company’s areas of leadership into a single integrated offering for enterprise and industry partners.

The joint full-stack solution pairs Compal’s AI server platforms and Direct Liquid Cooling (DLC) with Exascale’s Modular Data Center (MDC) and HVDC/SST power architecture. Together, these four layers — compute, cooling, infrastructure, and power — form a complete, deployment-ready AI data center stack.

Compal will showcase its latest AI server platforms, including OG231-2-L1, OG430-2-L1 and SGX30-2 systems which are optimized for AI model training and inference. Alongside its servers, Compal will present its Direct Liquid Cooling (DLC) technology, which removes heat directly from high-power GPUs to support the rack-level densities required by modern AI workloads.

Exascale Labs will present the infrastructure half of the stack. Its Modular Data Center (MDC) pre-integrates power, cooling, and networking inside a factory-built container, enabling rapid, repeatable deployment at the high rack densities required by modern GPU. Alongside the MDC, Exascale will demonstrate its HVDC / 800 V DC power architecture using Solid-State Transformers (SST), which eliminates multiple AC/DC conversion stages to deliver higher end-to-end efficiency, a simpler power path, and smaller electrical footprint — freeing more floor space for revenue-generating GPU racks.

“Compal builds some of the most advanced AI servers in the industry, and Exascale builds the modular, high-voltage infrastructure designed to power them at scale,” said Dr. Hoansoo Lee, CEO of Exascale Labs. “By pairing Compal’s AI servers and direct liquid cooling with our MDC and HVDC/SST stack, joint customers can move from purchase order to live AI capacity in months rather than years — without compromising on density or efficiency. COMPUTEX is the right stage to show the industry what this full pairing looks like in a single, deployable solution.”

“AI workloads have pushed rack-level power and thermal requirements into territory that demands fresh thinking on both the server and the facility,” said Alan Chang, Vice President, ISBG at Compal. “Our AI server platforms and DLC address the chip- and rack-level challenge; Exascale’s modular data center and HVDC architecture address the building- and grid-level challenge. Co-presenting at COMPUTEX lets us show customers a single, deployment-ready answer to the exploding demand for AI compute — each company doing what it does best, integrated into one stack.”

The integrated AI infrastructure showcase will be featured at Compal’s booth (booth number M0804). Visitors and press are invited to experience live demonstrations of the integrated solution and to meet technical teams from both companies. The showcase underscores how Exascale and Compal are collaborating across the compute, cooling, infrastructure, and power layers to drive the next wave of AI data center innovation.

Exascale entered a business combination agreement with D. Boral ARC Acquisition I Corp. (“BCAR”) in early 2026, positioning Exascale to be a publicly traded pure-play AI infrastructure deployment company. BCAR filed an investor presentation with the Securities and Exchange Commission in connection with the transaction. Exascale expects the transaction to close in the second half of 2026, and upon closing, the combined company (“PubCo”) will operate as Exascale Labs Holdings Inc. The combined company expects to list on Nasdaq under the ticker XLAB.

About Exascale Labs

Exascale Labs is a next-generation AI infrastructure provider delivering end-to-end solutions across compute, cooling, power, and deployment. Exascale’s core offerings include GPU-as-a-Service (GPUaaS), which provides reserved and on-demand access to high-performance GPU compute capacity globally, as well as GPU cluster management and optimization services. In addition, Exascale has developed modular data center (MDC), high-density cooling, HVDC/solid-state transformer (SST) power and energy storage solutions designed to address deployment bottlenecks in AI infrastructure. Exascale’s platform is purpose-built for large-scale AI workloads, including LLM training, fine-tuning, and high-concurrency inference, and is engineered to help enterprise and industry partners move from purchase order to live AI capacity faster and more efficiently. For more information, please visit: https://www.exascalelabs.ai

About Compal

Founded in 1984, Compal is a leading manufacturer in the notebook and smart device industry, creating brand value in collaboration with various sectors. Its groundbreaking product designs have received numerous international awards. In 2025, Compal was recognized by CommonWealth Magazine as one of Taiwan’s top 7 manufacturers and has consistently ranked among the Forbes Global 2000 companies. In recent years, Compal has actively developed emerging businesses, including cloud servers, auto electronics, and smart medical, leveraging its integrated hardware and software R&D and manufacturing capabilities to create relevant solutions. More information, please visit https://www.compal.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the proposed business combination, including the expected structure and timing of the transaction, the anticipated benefits and synergies of the merger, Exascale’s future growth plans, market opportunity and demand for Exascale’s services, the projected growth rate of the global Artificial Intelligence Infrastructure Market, and the expected listing of the combined company’s shares on Nasdaq. These statements are based on the current expectations of Exascale and BCAR’s management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in this press release, including, for example, changes in general economic conditions, the outcome of regulatory reviews, the rate of adoption of AI technologies requiring high-performance computing, and the risk that the transaction may not be completed in a timely manner or at all. Additional risks and uncertainties that could affect the combined company and the business combination are included under the captions “Risk Factors” and “Forward-Looking Statements” in BCAR and PubCo’s filings with the SEC, including the Form S-4 registration statement that was filed by PubCo in connection with the proposed transaction. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such statements will be achieved. Except as required by law, neither Exascale nor BCAR undertakes any duty to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information

In connection with the proposed business combination, PubCo filed a registration statement on Form S-4, which includes a proxy statement/prospectus to be mailed to BCAR’s shareholders regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF BCAR AND EXASCALE ARE URGED TO READ THE PROXY/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, as they will contain important information about Exascale, BCAR, and the proposed business combination. Investors will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by BCAR and PubCo through the SEC’s website at www.sec.gov.

Participants in the Solicitation

BCAR and its directors and executive officers may be deemed participants in the solicitation of proxies from its shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in BCAR will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov.

Exascale and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Exascale in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction where such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption from such requirements.

Investor & Media Contact:

Nick Hresko-Staab

KCSA Strategic Communications

Exascale@KCSA.com

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